UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007 (March 26, 2007)

eXegenics, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-26648	75-2402409
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1250 Pittsford-Victor Road
Pittsford, New York 14534

(Address, including zip code, of principal executive offices)

(585) 218-4368

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03. Material Modification to Rights of Security Holders.

Item 9.01. Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 4.1

Item 3.03. Material Modification to Rights of Security Holders.

On March 26, 2007, eXegenics, Inc. (“eXegenics”) executed an amendment (the “Amendment”) to the Stockholder Rights Agreement (the “Rights Agreement”), dated as of June 9, 2003, as amended, between eXegenics and American Stock Transfer & Trust Company (the “Rights Agent”). The Amendment accelerates the expiration of eXegenic’s preferred stock purchase rights (the “Rights”) from the close of business on June 9, 2013 to the close of business on March 26, 2007. The Amendment has the effect of terminating the Rights Agreement effective March 26, 2007. The Amendment is filed with this report as Exhibit 4.1 and is incorporated herein by reference.

.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

4.1
Amendment to Stockholder Rights Agreement between eXegenics, Inc. and American Stock Transfer & Trust Company., dated as of March 26, 2007 (incorporated by reference to Exhibit 4.4 to eXegenics, Inc.’s Form 8-A/A filed on March 27, 2007).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXegenics, INC.
Dated: March 27, 2007	By:	/s/ John A. Paganelli
John A. Paganelli
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

4.1
 Amendment to Stockholder Rights Agreement between eXegenics, Inc. and American Stock Transfer & Trust Company., dated as of March 26, 2007 (incorporated by reference to Exhibit 4.4 to eXegenics, Inc.’s Form 8-A/A filed on March 27, 2007).